Exhibit 99.1


Network Appliance Announces Results for Third Quarter Fiscal Year 2007

              Achieves 36% Year-over-Year Revenue Growth


    SUNNYVALE, Calif.--(BUSINESS WIRE)--Feb. 14, 2007--Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the third quarter of fiscal year 2007. Revenues for the third fiscal quarter were $729.3 million, an increase of 36% compared to revenues of $537.0 million for the same period a year ago and an increase of 12% compared to $652.5 million in the prior quarter.

    For the third fiscal quarter, GAAP net income was $66.5 million, or $0.17 per share(1)compared to GAAP net income of $76.4 million, or $0.20 per share for the same period in the prior year. Non-GAAP(2) net income for the third fiscal quarter increased 31% to $111.1 million, or $0.29 per share, compared to non-GAAP net income of $84.7 million, or $0.22 per share for the same period a year ago.

    Revenues for the first nine months of the current fiscal year totaled $2.0 billion, compared to revenues of $1.47 billion for the first nine months of the prior year, an increase of 36% year over year.

    For the first nine months of the current fiscal year, GAAP net income totaled $208.1 million, or $0.53 per share, compared with GAAP net income of $207.2 million, or $0.54 per share for the same period in the prior year. Non-GAAP net income for the first nine months of the current fiscal year totaled $316.5 million, or $0.81 per share, compared to non-GAAP net income of $226 million, or $0.58 per share for the first nine months of the prior fiscal year.

    "Our third quarter performance again demonstrates that customers increasingly understand the NetApp data management value proposition," said Dan Warmenhoven, chief executive officer. "With revenues up 36% over Q3 of last year, and 100 petabytes of storage shipped during the quarter, NetApp is quickly becoming the vendor of choice for enterprise customers' storage and data management needs."

    Outlook

    -- Network Appliance estimates that sequential growth in revenue for the fourth quarter of fiscal year 2007 will be in the range of 8% to 10%, which translates to 32% to 34% growth year over year.

    -- Including the implementation of SFAS123(R) and with current information and assumptions, the company expects fourth quarter GAAP earnings per share to finish between $0.19 and $0.20 per share. Network Appliance expects fourth quarter non-GAAP earnings to round to $0.30 per share.

    -- For the full fiscal year 2007, Network Appliance estimates that revenues will finish in the range of 35% to 36% higher than fiscal year 2006.

    -- Including the implementation of SFAS123(R) and with current information and assumptions, the company expects GAAP earnings per share for fiscal year 2007 to be about $0.73 per share. Network Appliance estimates full-year non-GAAP earnings per share will finish between $1.11 to $1.12 per share.

    Quarterly Highlights

    During the third quarter of fiscal year 2007, Network Appliance continued to enhance its data management and data protection portfolios with a key acquisition and several product announcements. It also extended its data center portfolio with several additions including new midrange platforms, broader Fibre Channel (FC) storage area network (SAN) capabilities and significant enhancements in the NetApp(R) Manageability Software Family. The company also continued to gain momentum in the storage area network (SAN) market while maintaining strong leadership in both the network-attached storage
(NAS) and iSCSI markets.

    This quarter, NetApp completed the acquisition of Topio, a privately held Santa Clara, California-based company with R&D in Haifa, Israel. The acquisition continues to expand the NetApp data protection portfolio by adding heterogeneous disaster recovery capabilities to existing heterogeneous disk-to-disk backup solutions from NetApp. In addition to delivering a broader range of data protection, data migration, and data cloning capabilities, this acquisition expands the NetApp heterogeneous data protection portfolio by simplifying the replication of data from other storage arrays to NetApp storage systems.

    Also during the third quarter, NetApp extended its data center portfolio with the addition of its highest-performing midrange platforms, the FAS3070 and V3070 series; broader FC SAN capabilities; significant enhancements and introductions in the NetApp Manageability Software Family; and new professional services, all aimed at making enterprise data center management easier for customers who demand high-performance SAN solutions and increased application uptime to meet their business needs.

    From a market perspective, according to IDC's Worldwide Quarterly Disk Storage Systems Tracker Q3 2006(3), NetApp gained share in both capacity shipped and revenue for the FC SAN market. NetApp also continued to grow faster than the market in FC SAN in both revenue and capacity, year over year. For capacity shipped, NetApp grew at 210.2%, while the market grew at 46.3%. In terms of revenue, NetApp grew faster than the market for the 11th consecutive quarter at 62.1%, while the market grew at 14.1%. Sequentially, NetApp grew at 16.0%, while the market grew at 6.4%.

    NetApp also demonstrated continued leadership in the NAS and iSCSI storage markets in the third quarter, according to IDC. NetApp maintained the number-one market share position in capacity shipped for NAS (42.0%) and in iSCSI for both capacity shipped (32.6%) and revenue (21.5%).

    In IDC's calculations of the network storage market (which includes SAN, NAS, and iSCSI), NetApp grew faster than the market, year over year, in both capacity shipped and revenue. For capacity shipped, NetApp grew at 106.8%, while the market grew at 62.6%. In terms of revenue, NetApp grew 18.9%, while the market grew at 17.2%.

    Also this quarter, NetApp continued its midrange leadership with the news that it has been positioned by Gartner, Inc., in the "Leaders" quadrant for midrange enterprise disk arrays in its research note, "Magic Quadrant for Midrange Enterprise Disk Array, 2H06"(4) .

    On the partner front, NetApp announced general availability of two software products in support of Microsoft(R) Exchange Server 2007. NetApp SnapManager(R) 4.0 for Exchange Server and NetApp Single Mailbox Recovery 4.2, a near-instantaneous backup and recovery software solution for Exchange Server 2007, provide customers with enterprise-class backup, recovery, and restoration solutions. With the availability of these products, NetApp is helping Exchange Server 2007 customers achieve near-instantaneous, granular recovery of Exchange Server data without a prohibitive--and expensive--increase in storage capacity needs.

    In corporate news, NetApp was named by FORTUNE magazine as one of the "100 Best Companies to Work For" for the fifth consecutive year. This year, NetApp ranked in the top 10 of the list, at number six, reflecting the company's emphasis on attracting and retaining the best talent in the industry and continuing to demonstrate the values of what NetApp CEO Dan Warmenhoven calls a "model company." Also this quarter, NetApp was named to Forbes magazine's "400 Best Big Companies in America" list for 2007.

    This quarter, Dave Hitz, EVP and cofounder of Network Appliance, was inducted into the CRN Industry Hall of Fame for developing a disruptive technology that altered the landscape of the storage industry.

    And finally, NetApp was honored as the 2006 Entrepreneurial
Company of the Year by the Peninsula Chapter of the Stanford Business School Alumni Association.

    Webcast and Conference Call Information

    -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com on Wednesday, February 14, 2006, at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Website at that location.

    -- The conference call will also be available live in a listen-only format at (866) 543-6411 in the United States and
        (617) 213-8900 outside the United States. The passcode for both numbers is 25453306.

    -- A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 86129226. The Webcast replay will be posted on our Web site for at least one year.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that simplify data management. Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the fourth quarter of fiscal 2007 and for all of fiscal 2007; statements regarding our optimism for our 2007 fiscal year generally; statements regarding the anticipated benefits of our products, technologies, and services relative to the offerings of our competitors; statements regarding anticipated benefits from partner offerings; and statements regarding anticipated benefits from our acquisition of Topio. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in Network Appliance, Inc. reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned "Risk Factors" in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

    (1)Earnings per share represents the diluted number of shares for all periods presented.

    (2)Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, other acquisition-related cost, in-process research and development, restructuring charges/recoveries, gain/loss on sale of assets and investments, specified nonrecurring discrete events, and the related effects on income taxes.

    (3)IDC's Worldwide Quarterly Disk Storage Systems Tracker Q3 2006.

    (4)Gartner, Inc. "Magic Quadrant for Midrange Enterprise Disk
Array, 2H06."

    NetApp and SnapManager are registered trademark and Network Appliance is a trademark of Network Appliance Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Non-GAAP Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP financial measures exclude amortization of intangible assets, in-process research and development, stock compensation, other acquisition-related cost, restructuring charges/recoveries, net gain/loss on investments, and the related effects on income taxes as well as certain discrete GAAP provision for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors' understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

    These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                 NETWORK APPLIANCE, INC.
          CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands)
                       (Unaudited)

                                               January 26, April 30,
                                                   2007        2006
                                               ----------- -----------

                    ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                    $490,216    $461,256
    Short-term investments                        805,094     861,636
    Accounts receivable, net                      438,818     415,295
    Inventories                                    61,474      64,452
    Prepaid expenses and other assets              48,266      43,536
    Short-term restricted cash
    and investments                               126,014     138,539
    Deferred income taxes                          63,542      48,496
                                               ----------- -----------
        Total current assets                    2,033,424   2,033,210

PROPERTY AND EQUIPMENT, net                       586,578     513,193

GOODWILL                                          601,318     487,535
INTANGIBLE ASSETS, net                             89,994      75,051
LONG-TERM RESTRICTED CASH AND INVESTMENTS          59,702     108,371
OTHER ASSETS                                      122,273      43,605
                                               ----------- -----------
                                               $3,493,289  $3,260,965
                                               =========== ===========



     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of long-term debt            $123,951    $166,211
    Accounts payable                              124,262     101,278
    Income taxes payable                           39,305      51,577
    Accrued compensation and related benefits     147,832     129,636
    Other accrued liabilities                      91,119      69,073
    Deferred revenue                              546,562     399,388
                                               ----------- -----------
        Total current liabilities               1,073,031     917,163
                                               ----------- -----------

LONG-TERM DEBT                                     27,180     133,789
LONG-TERM DEFERRED REVENUE                        398,326     282,149
LONG-TERM OBLIGATIONS                              19,883       4,411
                                               ----------- -----------
                                                1,518,420   1,337,512
                                               ----------- -----------

STOCKHOLDERS' EQUITY                            1,974,869   1,923,453
                                               ----------- -----------
                                               $3,493,289  $3,260,965
                                               =========== ===========


                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)


                         Three Months Ended       Nine Months Ended
                       ----------------------- -----------------------
                       January 26, January 27, January 26, January 27,
                           2007        2006        2007        2006
                       ----------- ----------- ----------- -----------

REVENUES:
   Product               $550,882    $413,489  $1,497,777  $1,122,135
   Software
    subscriptions          84,969      60,747     242,052     171,507
   Service                 93,427      62,795     263,260     174,853
                       ----------- ----------- ----------- -----------
     Total revenues       729,278     537,031   2,003,089   1,468,495
                       ----------- ----------- ----------- -----------

COST OF REVENUES:
   Cost of product        211,211     161,349     585,437     432,131
   Cost of software
    subscriptions           2,710       2,156       7,458       6,232
   Cost of service         71,248      46,502     191,708     130,530
                       ----------- ----------- ----------- -----------
     Total cost of
      revenues            285,169     210,007     784,603     568,893
                       ----------- ----------- ----------- -----------
GROSS MARGIN              444,109     327,024   1,218,486     899,602
                       ----------- ----------- ----------- -----------

OPERATING EXPENSES:
    Sales and
     marketing            236,433     153,333     636,214     430,377
    Research and
     development           97,516      65,087     276,555     175,391
    General and
     administrative        37,724      25,022     105,337      68,011
    In process research
     and development            -           -           -       5,000
    Restructuring
     charges
     (recoveries)               -         117         (74)       (495)
    Gain on sale of
     assets                     -           -     (25,339)          -
                       ----------- ----------- ----------- -----------
      Total operating
       expenses           371,673     243,559     992,693     678,284
                       ----------- ----------- ----------- -----------

INCOME FROM
 OPERATIONS                72,436      83,465     225,793     221,318

OTHER INCOME
 (EXPENSES), net:
    Interest income        17,086       9,891      51,220      28,590
    Interest expense       (2,335)         17     (11,377)        (34)
    Other income
     (expense), net           533         984       3,191         487
    Net gain (loss)
     on investments           884           -      (1,116)        101

                       ----------- ----------- ----------- -----------
      Total other
       income, net         16,168      10,892      41,918      29,144
                       ----------- ----------- ----------- -----------

INCOME BEFORE INCOME
 TAXES                     88,604      94,357     267,711     250,462

PROVISION FOR INCOME
 TAXES                     22,090      17,964      59,597      43,231
                       ----------- ----------- ----------- -----------

NET INCOME                $66,514     $76,393    $208,114    $207,231
                       =========== =========== =========== ===========

NET INCOME PER SHARE:
    BASIC                   $0.18       $0.21       $0.56       $0.56
                       =========== =========== =========== ===========

    DILUTED                 $0.17       $0.20       $0.53       $0.54
                       =========== =========== =========== ===========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                 371,287     371,768     371,938     370,069
                       =========== =========== =========== ===========

    DILUTED               389,120     389,149     389,555     386,991
                       =========== =========== =========== ===========


                  NETWORK APPLIANCE, INC.
       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                       (In thousands)
                        (Unaudited)

                             Three Months Ended    Nine Months Ended
                             ------------------- ---------------------
                             January   January   January 26, January
                              26, 2007  27, 2006     2007     27, 2006
                             --------- --------- ----------- ---------
Cash Flows from Operating
 Activities:
 Net income                   $66,514   $76,393    $208,114  $207,231
 Adjustments to reconcile
  net income to net cash
   provided by operating
    activities:
   Depreciation                22,936    16,091      62,316    46,175
   In process research and
    development                     -         -           -     5,000
   Amortization of
    intangible assets           5,597     4,806      14,970    11,329
   Amortization of patents        495       496       1,486     1,487
   Stock-based compensation    39,234     4,070     124,679     9,442
   Acquisition-related
    retention cost                581         -         581         -
   Net (gain) loss on
    investments                  (884)        -       1,116      (101)
   Gain on sale of assets           -         -     (25,339)        -
   Net loss on disposal of
    equipment                     384       158         686     1,318
   Allowance for doubtful
    accounts                       (8)      575         186       921
   Deferred income taxes            -        14           -        14
   Deferred rent                  239       (68)        979       301
   Excess tax benefit from
    stock-based compensation  (19,618)        -     (43,463)
   Changes in assets and
    liabilities:
    Accounts receivable       (38,376)  (41,882)    (22,996)  (70,153)
    Inventories                (4,700)  (24,832)      3,495   (38,397)
    Prepaid expenses and
     other assets              (4,123)   (3,525)       (981)   (6,590)
    Accounts payable           (2,759)    6,300       4,446    16,072
    Income taxes payable       19,268    15,462      31,569    39,606
    Accrued compensation and
     related benefits          22,616    24,050      16,289    12,992
    Other accrued
     liabilities               17,144     3,849      12,127       970
    Deferred revenue          125,767    58,962     263,449   144,737
                             --------- --------- ----------- ---------
      Net cash provided by
       operating activities   250,307   140,919     653,709   382,354
                             --------- --------- ----------- ---------
Cash Flows from Investing
 Activities:
 Purchases of investments    (410,623) (116,758) (1,938,191) (450,555)
 Redemptions of investments   463,169    53,182   2,007,726   471,755
 Redemptions of restricted
  investments                  10,598         -      63,236         -
 Increase (decrease) in
  restricted cash                 (72)       69         333    (1,997)
 Proceeds from sale of
  assets                            -         -      23,914         -
 Purchases of property and
  equipment                   (36,398)  (33,464)   (112,411)  (96,476)
 Proceeds from sales of
  investments                   1,757         -       1,774       130
 Purchases of equity
  securities                        -      (150)     (1,333)   (7,100)
 Purchase of business, net
  of cash acquired           (131,241)        -    (131,241)  (53,747)
                             --------- --------- ----------- ---------
      Net cash used in
       investing activities  (102,810)  (97,121)    (86,193) (137,990)
                             --------- --------- ----------- ---------
Cash Flows from Financing
 Activities:
 Proceeds from sale of
  common stock related to
  employee stock
   transactions                84,965    69,236     177,425   141,725
 Excess tax benefit from
  stock-based compensation     19,618         -      43,463         -
 Repayment of debt            (42,297)        -    (148,869)        -
 Tax withholding payments
  reimbursed by restricted
  stock                          (369)     (192)     (4,692)     (794)
 Repurchases of common stock (241,800) (145,583)   (605,708) (390,147)
                             --------- --------- ----------- ---------
     Net cash used in
      financing activities   (179,883)  (76,539)   (538,381) (249,216)
                             --------- --------- ----------- ---------

Effect of Exchange Rate
 Changes on Cash                 (736)     (847)       (175)     (565)

Net Increase (Decrease) in
 Cash and Cash Equivalents    (33,122)  (33,588)     28,960    (5,417)
Cash and Cash Equivalents:
 Beginning of period          523,338   221,713     461,256   193,542
                             --------- --------- ----------- ---------
 End of period               $490,216  $188,125    $490,216  $188,125
                             ========= ========= =========== =========


                          NETWORK APPLIANCE, INC.
                          SUPPLEMENTAL INFORMATION
                               (In thousands)
                                (Unaudited)


                         THREE MONTHS ENDED JANUARY 26, 2007
                ------------------------------------------------------

                Amortization Stock-based   Acquisition- Restructuring
                     of       Compensation   Related       charges
                 Intangible     Expenses    Retention    (recoveries)
                   Assets                      Cost

Cost of product
 revenues            $4,572          $922            -             -
Cost of service
 revenues                 -         2,533            -             -
Sales and
 marketing
 expense                788        17,315          581             -
Research and
 development
 expense                  -        12,276            -             -
General and
 administrative
 expense                237         6,188            -             -
In process
 research and
 development              -             -            -             -
Restructuring
 charges
 (recoveries)             -             -            -             -
Gain on sale of
 assets                   -             -            -             -
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ --------------
Effect on pre-
 tax income          $5,597       $39,234         $581             -


                                       THREE MONTHS ENDED JANUARY 26,
                                                     2007
                                       -------------------------------

                                         Gain on Net (Gain)    Total
                                          Sale     Loss on
                                           of     Investments
                                          Assets

Cost of product revenues                      -            -   $5,494
Cost of service revenues                      -            -    2,533
Sales and marketing expense                   -            -   18,684
Research and development expense              -            -   12,276
General and administrative expense            -            -    6,425
In process research and development           -            -        -
Restructuring charges (recoveries)            -            -        -
Gain on sale of assets                        -            -        -
Net (gain) loss on investments                -         (884)    (884)

                                         ------- ------------ --------
Effect on pre-tax income                      -        ($884) $44,528


                NINE MONTHS ENDED JANUARY 26, 2007
----------------------------------------------------------------------

                Amortization Stock-based   Acquisition- Restructuring
                     of       Compensation   Related       charges
                 Intangible     Expenses    Retention    (recoveries)
                   Assets                      Cost

Cost of product
 revenues           $12,303        $2,660            -             -
Cost of service
 revenues                 -         7,657            -             -
Sales and
 marketing
 expense              1,955        54,747          581             -
Research and
 development
 expense                  -        39,166            -             -
General and
 administrative
 expense                712        20,449            -             -
In process
 research and
 development              -             -            -             -
Restructuring
 charges
 (recoveries)             -             -            -           (74)
Gain on sale of
 assets                   -             -            -             -
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ --------------
Effect on pre-
 tax income         $14,970      $124,679         $581          ($74)

                                    NINE MONTHS ENDED JANUARY 26, 2007
----------------------------------------------------------------------

                                      Gain on   Net (Gain)     Total
                                       Sale of    Loss on
                                        Assets   Investments

Cost of product revenues                     -            -   $14,963
Cost of service revenues                     -            -     7,657
Sales and marketing expense                  -            -    57,283
Research and development expense             -            -    39,166
General and administrative expense           -            -    21,161
In process research and development          -            -         -
Restructuring charges (recoveries)           -            -       (74)
Gain on sale of assets                 (25,339)           -   (25,339)
Net (gain) loss on investments               -        1,116     1,116

                                      --------- ------------ ---------
Effect on pre-tax income              ($25,339)      $1,116  $115,933


                           NETWORK APPLIANCE, INC.
                          SUPPLEMENTAL INFORMATION
                               (In thousands)
                                 (Unaudited)


                         THREE MONTHS ENDED JANUARY 27, 2006
                ------------------------------------------------------

                Amortization Stock-based   In process   Restructuring
                     of       Compensation   research      charges
                 Intangible     Expenses       and       (recoveries)
                   Assets                   development

Cost of product
 revenues            $3,866             -            -             -
Cost of service
 revenues                 -             -            -             -
Sales and
 marketing
 expense                703         1,325            -             -
Research and
 development
 expense                  -         2,465            -             -
General and
 administrative
 expense                237           280            -             -
In process
 research and
 development              -             -            -             -
Restructuring
 charges
 (recoveries)             -             -            -           117
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ --------------
Effect on pre-
 tax income          $4,806        $4,070            -          $117


                                        THREE MONTHS ENDED JANUARY 27,
                                                     2006
                                        ------------------------------

                                          Gain on Net (Gain)    Total
                                           Sale     Loss on
                                            of     Investments
                                           Assets

Cost of product revenues                       -            -  $3,866
Cost of service revenues                       -            -       -
Sales and marketing expense                    -            -   2,028
Research and development expense               -            -   2,465
General and administrative expense             -            -     517
In process research and development            -            -       -
Restructuring charges (recoveries)             -            -     117
Net (gain) loss on investments                 -            -       -

                                          ------- ------------ -------
Effect on pre-tax income                       -            -  $8,993


                NINE MONTHS ENDED JANUARY 27, 2006
----------------------------------------------------------------------

                Amortization Stock-based   In process   Restructuring
                     of       Compensation   research      charges
                 Intangible     Expenses       and       (recoveries)
                   Assets                   development

Cost of product
 revenues            $7,920             -            -             -
Cost of service
 revenues                 -             -            -             -
Sales and
 marketing
 expense              1,417         2,851            -             -
Research and
 development
 expense                  -         5,929            -             -
General and
 administrative
 expense              1,992           662            -             -
In process
 research and
 development              -             -        5,000             -
Restructuring
 charges
 (recoveries)             -             -            -          (495)
Net (gain) loss
 on investments           -             -            -             -

                ------------ ------------- ------------ --------------
Effect on pre-
 tax income         $11,329        $9,442       $5,000         ($495)

                                       NINE MONTHS ENDED JANUARY 27,
                                        2006
----------------------------------------------------------------------

                                         Gain on Net (Gain)    Total
                                          Sale     Loss on
                                           of     Investments
                                          Assets

Cost of product revenues                      -            -   $7,920
Cost of service revenues                      -            -        -
Sales and marketing expense                   -            -    4,268
Research and development expense              -            -    5,929
General and administrative expense            -            -    2,654
In process research and development           -            -    5,000
Restructuring charges (recoveries)            -            -     (495)
Net (gain) loss on investments                -         (101)    (101)

                                         ------- ------------ --------
Effect on pre-tax income                      -        ($101) $25,175


                  NETWORK APPLIANCE, INC.
            RECONCILIATION OF NON-GAAP AND GAAP
     IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
          (In thousands, except per share amounts)
                        (Unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               January   January   January   January
                                26, 2007  27, 2006  26, 2007  27, 2006
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF NET INCOME
----------------------------------------
NET INCOME                      $66,514   $76,393  $208,114  $207,231

Adjustments:
    Amortization of intangible
     assets                       5,597     4,806    14,970    11,329
    Stock-based compensation
     expenses                    39,234     4,070   124,679     9,442
    Acquisition-related
     retention cost                 581         -       581         -
    In process research and
     development                      -         -         -     5,000
    Restructuring charges
     (recoveries)                     -       117       (74)     (495)
    Gain on sale of assets            -         -   (25,339)        -
    Net (gain) loss on
     investments                   (884)        -     1,116      (101)
    Discrete GAAP tax
     provision items
      ratably for non-GAAP
       purposes                     257    (1,358)      257    (3,799)
    Tax effect on sale of
     assets                         399         -     5,005         -
    Discrete GAAP tax
     provision items               (336)        -    (2,495)        -
    Income tax effect              (276)      719   (10,308)   (2,585)

                               --------- --------- --------- ---------
NON-GAAP NET INCOME            $111,086   $84,747  $316,506  $226,022
                               ========= ========= ========= =========




EARNINGS PER SHARE               $0.171    $0.196    $0.534    $0.535

Adjustments:
    Amortization of intangible
     assets                       0.014     0.012     0.038     0.029
    Stock-based compensation
     expenses                     0.101     0.010     0.320     0.024
    Acquisition-related
     retention cost               0.001         -     0.001         -
    In process research and
     development                      -         -         -     0.013
    Restructuring charges
     (recoveries)                     -         -         -    (0.001)
    Gain on sale of assets            -         -    (0.065)        -
    Net (gain) loss on
     investments                 (0.002)        -     0.003         -
    Discrete GAAP tax
     provision items
      ratably for non-GAAP
       purposes                   0.001    (0.003)    0.001    (0.010)
    Tax effect on sale of
     assets                       0.001         -     0.013         -
    Discrete GAAP tax
     provision items             (0.001)        -    (0.006)        -
    Income tax effect            (0.001)    0.002    (0.027)   (0.007)

                               --------- --------- --------- ---------
NON-GAAP EARNINGS PER SHARE      $0.285    $0.217    $0.812    $0.583
                               ========= ========= ========= =========


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
               FOURTH QUARTER and FULL YEAR FISCAL 2007
                             (Unaudited)



                                         Fourth Quarter   Full Year
                                             2007           2007
                                         -------------- --------------

Non-GAAP Guidance                                $0.30  $1.11 - $1.12


Adjustments of Specific Items to
     Earnings Per Share for the Fourth
     Quarter and Full Year Fiscal 2007:


   Amortization of intangible assets             (0.02)         (0.06)
   Stock based compensation expense       (0.09 - 0.10)  (0.41 - 0.42)
   Gain on sale of assets                            -           0.07
   Income tax effect                              0.01           0.02

                                         -------------- --------------
Total Adjustments                         (0.10 - 0.11)  (0.38 - 0.39)

GAAP Guidance - Earnings Per Share       $0.19 - $0.20          $0.73



    CONTACT: Network Appliance, Inc.
             Press:
             Dave Black, 408-822-3287
             dblack@voce.com
             Investors:
             Tara Dhillon, 408-822-6909
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428
             billief@netapp.com